EXHIBIT 99.3


        CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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The Board of Directors of
New York Bancorp Inc.:

We consent to the inclusion of our report dated October 29, 1996, with respect to the consolidated statements of financial condition of New York Bancorp Inc. as of September 30, 1996 and 1995, and the related consolidated statements of income, changes in shareholders' equity and cash flows for each of the years in the three-year period ended September 30, 1996, which report appears in the Form 8-K of North Fork Bancorporation, Inc. dated November 20, 1997. Our report refers to a change in accounting principles.



                                            /s/ KPMG Peat Marwick LLP
                                            -------------------------
                                            KPMG Peat Marwick LLP


Jericho, New York
November 20, 1997